Filed pursuant to Rule 497(e)

Registration File No. 811-09156

THE ILLINGTON FUNDS

SUPPLEMENT DATED JANUARY 10, 2006 TO

PROSPECTUS DATED JANUARY 3, 2006

To introduce the new Johnson Illington Tactical Equities Strategy Fund (“JI TES Fund”), the Trust is waiving all sales loads on Class A shares of the JI TES Fund from January 10, 2006 through February 28, 2006.  The following pages supplement and replace the correlating information in the Fund’s Prospectus during that time period.

JOHNSON ILLINGTON TACTICAL EQUITIES STRATEGY FUND (for sales made from January 10, 2006 through February 28, 2006)

SHAREHOLDER FEES (expenses deducted directly from your investment)	JI TES Fund Class A Shares	JI TES Fund Class C Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	0.00%	1.00%(1)
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

(1) – A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions)”

EXAMPLE OF HYPOTHETICAL FUND COSTS
The following examples are intended to help you compare the cost of investing in the JI TES Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the JI TES Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the JI TES Fund’s operating expenses remain the same.  Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing the Fund would be:

YEAR	JI TES FUND Class A Shares	JI TES FUND Class C Shares
1	$ 168	$ 243
3	$ 520	$ 748
5	$ 897	$1,280
10	$1,995	$2,736

NOTE: During the time period from January 10, 2006 through February 28, 2006, it may be more economically advantageous for an investor of the JI TES Fund to purchase Class A Shares of the JI TES Fund rather than Class C Shares of the JI TES Fund, which bear higher Distribution and/or Service Fees.  However, to the extent an investor or its financial advisor determines that Class C Shares are an appropriate option, Class C Shares of the JI TES Fund will remain open during this time.